Exhibit 99.2

Bristol Myers Squibb Announces Accepted Amounts and Pricing Terms of Tender Offers for an Aggregate Purchase Price of Up to $4.0 Billion

(NEW YORK, February 19, 2021) – Bristol-Myers Squibb Company (NYSE:BMY) (“Bristol Myers Squibb”), with its wholly-owned subsidiary Celgene Corporation (“Celgene”) (collectively, the “Offerors”), announced the accepted amounts and pricing terms of their previously announced 20 separate offers to purchase for cash notes issued by the Offerors listed in the tables below for up to an aggregate purchase price of $4.0 billion.

The table below indicates, among other things, the aggregate principal amount of Notes tendered as of 5:00 p.m. (New York City time) on February 18, 2021 (the “Early Tender Deadline”) and accepted in each Offer, the Offer Yield (each as defined below), the proration factor, if any, and the total consideration for each $1,000 principal amount of each series of Notes validly tendered at or prior to the Early Tender Deadline and accepted for purchase (the “Total Consideration”), as calculated at 11:00 a.m. (New York City time) today, February 19, 2021 in accordance with the terms of the Offer to Purchase dated February 4, 2021 (the “Offer to Purchase”):

2023 Pool

Offers to purchase for cash up to $950,000,000 aggregate purchase price for the securities listed in the priority order below.

Acceptance Priority Level	Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Principal Amount Tendered as of the Early Tender Deadline	Principal Amount Accepted	Offer Yield(1)	Approximate Proration Factor	Total Consideration(2)
1	7.150% Notes due 2023	110122AA6	Bristol Myers Squibb	$301,532,000	$62,818,000	$62,818,000	0.259%	100%	$1,158.68
2	4.000% Notes due 2023	110122DA3/ 110122BL1/ U11009AL8	Bristol Myers Squibb	$636,086,000	$256,371,000	$256,371,000	0.353%	100%	$1,089.89
2	4.000% Notes due 2023	151020AJ3	Celgene	$63,914,000	$14,081,000	$14,081,000	0.353%	100%	$1,089.89

2024 Pool

Offers to purchase for cash up to $1,500,000,000 aggregate purchase price for the securities listed in the priority order below.

Acceptance Priority Level	Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Principal Amount Tendered as of the Early Tender Deadline	Principal Amount Accepted	Offer Yield(1)	Approximate Proration Factor	Total Consideration(2)
1	3.625% Notes due 2024*	110122DB1/ 110122BM9/ U11009AM6	Bristol Myers Squibb	$882,510,000	$582,075,000	$582,075,000	0.351%	100%	$1,096.90
1	3.625% Notes due 2024*	151020AP9	Celgene	$117,490,000	$22,619,000	$22,619,000	0.351%	100%	$1,096.90
2	2.900% Notes due 2024	110122CM8/ 110122BZ0/ U11009AZ7	Bristol Myers Squibb	$3,250,000,000	$2,132,607,000	$772,109,000	0.436%	36.23%	$1,083.67

2025 Pool

Offers to purchase for cash up to $650,000,000 aggregate purchase price for the securities listed in the priority order below.

Acceptance Priority Level	Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Principal Amount Tendered as of the Early Tender Deadline	Principal Amount Accepted	Offer Yield(1)	Approximate Proration Factor	Total Consideration(2)
1	3.875% Notes due 2025*	110122DC9/ 110122BN7/ U11009AN4	Bristol Myers Squibb	$2,379,532,000	$1,054,294,000	$557,311,000	0.724%	52.90%	$1,130.97
1	3.875% Notes due 2025*	151020AS3	Celgene	$120,468,000	$33,453,000	$17,418,000	0.724%	52.90%	$1,130.97

High Coupon Pool

Offers to purchase for cash up to $900,000,000 aggregate purchase price for the securities listed in the priority order below.

Acceptance Priority Level	Title of Security	CUSIP/ISIN Number(s)	Issuer / Offeror	Principal Amount Outstanding	Principal Amount Tendered as of the Early Tender Deadline	Principal Amount Accepted	Offer Yield(1)	Approximate Proration Factor	Total Consideration(2)
1	6.125% Notes due 2038	110122AQ1	Bristol Myers Squibb	$226,259,000	$7,004,000	$7,004,000	3.031%	100%	$1,412.08
2	5.875% Notes due 2036	110122AP3	Bristol Myers Squibb	$286,673,000	$7,453,000	$7,453,000	2.931%	100%	$1,368.80
3	6.875% Notes due 2097	110122AC2	Bristol Myers Squibb	$86,896,000	$1,169,000	$1,169,000	3.781%	100%	$1,771.55
4	5.700% Notes due 2040	110122DF2/ 110122BR8/ U11009AR5	Bristol Myers Squibb	$245,785,000	$56,905,000	$56,905,000	3.031%	100%	$1,392.87
4	5.700% Notes due 2040	151020AF1	Celgene	$4,215,000	$366,000	$366,000	3.031%	100%	$1,392.87
5	5.250% Notes due 2043	110122DG0/ 110122BS6/ U11009AS3	Bristol Myers Squibb	$391,925,000	$117,622,000	$117,622,000	2.981%	100%	$1,369.75
5	5.250% Notes due 2043	151020AL8	Celgene	$8,075,000	$2,185,000	$2,185,000	2.981%	100%	$1,369.75
6	4.625% Notes due 2044*	110122DH8/ 110122BT4/ U11009AT1	Bristol Myers Squibb	$976,477,000	$231,758,000	$231,758,000	2.931%	100%	$1,279.59
6	4.625% Notes due 2044*	151020AM6	Celgene	$23,523,000	$19,832,000	$19,832,000	2.931%	100%	$1,279.59
7	5.000% Notes due 2045*	110122DJ4/ 110122BU1/ U11009AU8	Bristol Myers Squibb	$1,959,524,000	$937,341,000	$226,063,000	2.971%	24.15%	$1,346.20
7	5.000% Notes due 2045*	151020AU8	Celgene	$40,476,000	$23,765,000	$5,727,000	2.971%	24.15%	$1,346.20
8	4.250% Notes due 2049*	110122CR7/ 110122CD8/ U11009BD5	Bristol Myers Squibb	$3,750,000,000	$1,127,899,000	-	-	-	-

(1)
The “Offer Yield” is equal to the applicable Reference Yield (as defined in the Offer to Purchase), which is based on the bid-side price of the applicable Reference U.S. Treasury Security (as specified in the Offer to Purchase)) plus the applicable Fixed Spread (as specified in the Offer to Purchase).

(2)
Includes the Early Tender Premium (as defined in the Offer to Purchase). Payable per each $1,000 principal amount of each specified series of Notes validly tendered at or prior to the Early Tender Deadline and accepted for purchase.

* Denotes a series of Notes for which the Total Consideration, the Tender Consideration (as defined in the Offer to Purchase), and the Offer Yield were determined taking into account the par call date, instead of the maturity date, of the Notes of such series in accordance with standard market practice.

The outstanding debt securities listed in (i) the first table above labeled “2023 Pool” are referred to collectively as the “2023 Pool Notes,” (ii) the second table above labeled “2024 Pool” are referred to collectively as the “2024 Pool Notes,” (iii) the third table above labeled “2025 Pool” are referred to collectively as the “2025 Pool Notes,” and (iv) the fourth table above labeled “High Coupon Pool” are referred to collectively as the “High Coupon Pool Notes.” The High Coupon Pool Notes, the 2023 Pool Notes, the 2024 Pool Notes and the 2025 Pool Notes are referred to collectively as the “Notes,” and each series of Notes is referred to as a “series.” We refer to each offer to purchase a series of Notes for cash as an “Offer,” the offers to purchase the 2023 Pool Notes collectively as the “2023 Pool Offers,” the offers to purchase the 2024 Pool Notes collectively as the “2024 Pool Offers,” the offers to purchase the 2025 Pool Notes collectively as the “2025 Pool Offers,” the offers to purchase the High Coupon Pool Notes collectively as the “High Coupon Pool Offers,” and all the offers to purchase Notes are referred to collectively as the “Offers.”

The Offerors’ obligations to accept Notes tendered in the Offers are subject to the terms and conditions described in the Offer to Purchase, which sets forth a detailed description of the Offers, including (i) the Acceptance Priority Procedures (as defined in the Offer to Purchase), (ii) a $950 million maximum aggregate purchase price of the 2023 Pool Notes validly tendered in the 2023 Pool Offers, excluding the applicable Accrued Coupon Payments (as defined below) (the “2023 Pool Maximum”), (iii) a $1.5 billion maximum aggregate purchase price of the 2024 Pool Notes validly tendered in the 2024 Pool Offers, excluding the applicable Accrued Coupon Payments (the “2024 Pool Maximum”), (iv) a $650 million maximum aggregate purchase price of the 2025 Pool Notes validly tendered in the 2025 Pool Offers, excluding the applicable Accrued Coupon Payments (the “2025 Pool Maximum”), and (v) a $900 million maximum aggregate purchase price of the High Coupon Pool Notes validly tendered in the High Coupon Pool Offers, excluding the applicable Accrued Coupon Payments (the “High Coupon Pool Maximum”).

The withdrawal rights for the Offers expired at 5:00 p.m. (New York City time) on February 18, 2021. As previously announced, all conditions of the Offers were deemed satisfied or waived by the Offerors by the Early Tender Deadline. As previously announced, the Offerors have elected to exercise their Early Settlement Right (as defined in the Offer to Purchase). The Early Settlement Date (as defined in the Offer to Purchase) will occur on February 23, 2021.

The Offers will each expire at 11:59 p.m. (New York City time) on March 4, 2021, unless extended or earlier terminated by the Offerors (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Expiration Date”). Since the aggregate purchase price of the 2024 Pool Notes, 2025 Pool Notes, and High Coupon Pool Notes (excluding the applicable Accrued Coupon Payments) exceeds the 2024 Pool Maximum, 2025 Pool Maximum, or High Coupon Pool Maximum, as applicable, the Offerors will accept such Notes for purchase according to the Acceptance Priority Procedures and proration steps as described in the Offer to Purchase. Holders of Notes (each, a “Holder” and collectively, “Holders”) validly tendered at or prior to the Early Tender Deadline that are accepted for purchase by the Offerors will receive the applicable Total Consideration, in cash. However, because the aggregate purchase price of the 2024 Pool Notes, 2025 Pool Notes, and High Coupon Pool Notes (excluding the applicable Accrued Coupon Payments) exceeds the 2024 Pool Maximum, 2025 Pool Maximum, or High Coupon Pool Maximum, as applicable, there will be no Final Settlement Date (as defined in the Offer to Purchase) and no additional tenders of Notes will be accepted for purchase by the Offerors after the Early Tender Deadline with respect to any 2024 Pool Notes, 2025 Pool Notes, or High Coupon Pool Notes. As described in the Offer to Purchase, the 2024 Pool Notes, 2025 Pool Notes, and High Coupon Pool Notes tendered and not accepted for purchase will be promptly returned to the tendering Holder’s account.

Since the aggregate purchase price of the 2023 Pool Notes (excluding the Accrued Coupon Payments) validly tendered at or prior to the Early Tender Deadline and accepted for purchase did not meet or exceed the 2023 Pool Maximum, the Offerors will continue to accept for purchase 2023 Pool Notes up to the 2023 Pool Maximum until the Expiration Date. Holders of the 2023 Pool Notes that are validly tendered after the Early Tender Deadline and prior to the Expiration Date and accepted for purchase subject to the terms and conditions described in the Offer to Purchase will receive the applicable Tender Consideration, which is equal to the applicable Total Consideration minus the Early Tender Premium. The Final Settlement Date of the 2023 Pool Notes that are validly tendered and not validly withdrawn prior to the Expiration Date is expected to be on or about March 8, 2021.

The Total Consideration that will be paid on the Early Tender Deadline for each series of notes accepted for purchase does not include a cash payment equal to accrued and unpaid interest (the “Accrued Coupon Payment”) on such Notes to, but not including, the relevant Settlement Date (as defined in the Offer to Purchase). For the avoidance of doubt, interest will cease to accrue on the Settlement Date for all Notes accepted in the Offers. Under no circumstances will any interest be payable to Holders because of any delay on the part of Global Bondholder Services Corporation, as the tender agent and information agent, The Depository Trust Company or any other party in the transmission of funds to Holders. See the Offer to Purchase for additional information.

All Notes accepted in the Offers will be cancelled and retired and will no longer remain outstanding obligations of the relevant Offeror. Following the Price Determination Date, the Offerors may elect to redeem all of Bristol Myers Squibb’s 4.000% Notes due 2023 or Celgene’s 4.000% Notes due 2023 that are not tendered and accepted in the Offers in accordance with the terms of the optional redemption provisions in the indentures governing such Notes.

The Offerors have retained Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC as dealer managers for the Offers. Questions regarding terms and conditions of the Offers should be directed to Deutsche Bank Securities Inc. at (866) 627-0391 (toll-free) or (212) 250-2955 (collect) or Morgan Stanley & Co. LLC at (800) 624-1808 (toll-free) or (212) 761-1057 (collect). Global Bondholder Services Corporation is acting as the tender agent and the information agent for the Offers.

This announcement is for informational purposes only. This announcement is not an offer to sell or purchase, a solicitation of an offer to sell or purchase, or the solicitation of tenders with respect to any of Notes described herein. The Offers are being made solely pursuant to the Offer to Purchase. The Offers are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of the Offerors by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication is not being made by, and has not been approved by, an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA)”. Accordingly, this communication is not being distributed to, and must not be passed on to, persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

Accordingly, this communication is only addressed to and directed at (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated under the Financial Promotion Order, all such persons together being referred to as "Relevant Persons". Any investment or investment activity to which this communication relates is available only to and will be engaged in only with Relevant Persons, and any person who is not a Relevant Person should not rely on it.

In the European Economic Area, this communication is only directed at qualified investors as defined in Article 2 of Regulation (EU) 2017/1129.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements regarding, among other things, statements relating to goals, plans and projections regarding Bristol Myers Squibb’s financial position, results of operations, market position, product development and business strategy. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements are likely to relate to, among other things, Bristol Myers Squibb’s ability to execute successfully its strategic plans, including its business development strategy generally and in relation to its ability to realize the projected benefits of the acquisitions of Celgene and MyoKardia, Inc. (“MyoKardia”), the full extent of the impact of the coronavirus disease (“COVID-19”) pandemic on its operations and the development and commercialization of its products, potential laws and regulations to lower drug costs, market actions taken by private and government payers to manage drug utilization and contain costs, the expiration of patents or data protection on certain products, including assumptions about its ability to retain patent exclusivity of certain products and the impact and the result of governmental investigations. No forward-looking statement can be guaranteed, including that any future clinical studies will support the data described in documents incorporated by reference in the Offer to Purchase, product candidates will receive necessary clinical and manufacturing regulatory approvals, pipeline products will prove to be commercially successful, clinical and manufacturing regulatory approvals will be sought or obtained within currently expected timeframes or contractual milestones will be achieved.

Such forward-looking statements are based on historical performance and current expectations and projections about Bristol Myers Squibb’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond Bristol Myers Squibb’s control and could cause its future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to, risks relating to various risks related to public health outbreaks, epidemics and pandemics, including the impact of the COVID-19 pandemic on Bristol Myers Squibb’s operations and that it cannot reasonably assess or predict at this time the full extent of the adverse effect that the COVID-19 pandemic will have on its business, financial condition, results of operations and cash flows; increasing pricing pressures from market access, pharmaceutical pricing controls and discounting, changes to tax and importation laws and other restrictions in the United States, the European Union and other regions around the world that result in lower prices, lower reimbursement rates and smaller populations for whom payers will reimburse; challenges inherent in new product development, including obtaining and maintaining regulatory approval; Bristol Myers Squibb’s ability to obtain and protect market exclusivity rights and enforce patents and other intellectual property rights; the possibility of difficulties and delays in product introduction and commercialization; the risk of certain novel approaches to disease treatment (such as CAR T therapy); industry competition from other manufacturers; potential difficulties, delays and disruptions in manufacturing, distribution or sale of products, including without limitation, interruptions caused by damage to Bristol Myers Squibbs’ and its suppliers’ manufacturing sites; integrating Bristol Myers Squibb’s and Celgene’s business and operations, including with respect to human capital management, portfolio rationalization, finance and accounting systems, sales operations and product distribution, pricing systems and methodologies, data security systems, compliance programs and internal controls processes; Bristol Myers Squibb’s ability to realize the anticipated benefits from the acquisition of Celgene; the risk of an adverse patent litigation decision or settlement and exposure to other litigation and/or regulatory actions; the impact of any healthcare reform and legislation or regulatory action in the United States and international markets; changes in tax law and regulations; the failure of Bristol Myers Squibb’s suppliers, vendors, outsourcing partners, alliance partners and other third parties to meet their contractual, regulatory and other obligations; Bristol Myers Squibb’s regulatory decisions impacting labeling, manufacturing processes and/or other matters; the impact on its competitive position from counterfeit or unregistered versions of its products or stolen products; the adverse impact of cyber-attacks on its information systems or products, including unauthorized disclosure of trade secrets or other confidential data stored in its information systems and networks; its ability to execute its financial, strategic and operational plans; Bristol Myers Squibb’s ability to identify potential strategic acquisitions, licensing opportunities or other beneficial transactions; Bristol Myers Squibb’s dependency on several key products; any decline in its future royalty streams; Bristol Myers Squibb’s ability to effectively manage acquisitions, divestitures, alliances and other portfolio actions and to successfully realize the expected benefits of such actions; Bristol Myers Squibb’s ability to attract and retain key personnel; the impact of its significant additional indebtedness that it incurred in connection with the acquisition of Celgene and the acquisition of MyoKardia and its issuance of additional shares in connection with the acquisition of Celgene on its ability to operate the combined company; political and financial instability of international economies and sovereign risk; interest rate and currency exchange rate fluctuations, credit and foreign exchange risk management; the exclusive forum provision in its by-laws for certain lawsuits could limit its stockholders’ ability to obtain a judicial forum that it finds favorable for such lawsuits; and issuance of new or revised accounting standards.

Forward-looking statements in this press release should be evaluated together with the many risks and uncertainties that affect Bristol Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The forward-looking statements included in this document are made only as of the date of this document and except as otherwise required by applicable law, Bristol Myers Squibb undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

About Bristol Myers Squibb

Bristol Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol Myers Squibb, visit us at BMS.com or follow us on LinkedIn, Twitter, YouTube, Facebook, and Instagram.

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Bristol Myers Squibb

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